SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 28, 2003

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Structured Asset Mortgage Investments II Inc. (as Depositor under a Trust, Pooling and Servicing Agreement dated as of
October 1, 2003 providing for the issuance by
Thornburg Mortgage Securities Trust 2003-5 of its
Mortgage Pass-Through Certificates, Series 2003-5)

Delaware (State or other jurisdiction of incoroporation)	333-106323 (Commission File Number)	30-0183252 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York                     10179
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

                      N/A
(Former name or former address, if changed since last report.)

Item 5. Other Events.

Filing of Computational Materials.

          This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co. Inc. (an “Underwriter”) in connection with the issuance of the Thornburg Mortgage Securities Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5. The term “Computational Materials” shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits: Exhibit No. 99.1 Computational Materials of Bear, Stearns & Co. Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Registrant)

Date: October 29, 2003	By: /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkoswki, Jr. Title: Vice President

EXHIBIT INDEX

Exhibit 99.1	Number Description Computational Materials of Bear, Stearns & Co. Inc.